FALMOUTH CO-OPERATIVE BANK

                          EMPLOYEE STOCK OWNERSHIP PLAN


















3/96

                                TABLE OF CONTENTS

         ARTICLE 1..............................................................................................  1
                  INTRODUCTION..................................................................................  1
                           1.1      Plan; Purpose...............................................................  1
                           1.2      Qualified Profit Sharing Plan; ESOP.........................................  1
                           1.3      Effective Date..............................................................  1
                           1.4      Administrator; Trustee......................................................  1
                           1.5      Adopting Employers..........................................................  1
                           1.6      Appendices..................................................................  2

         ARTICLE 2..............................................................................................  2
                  DEFINITIONS AND CONSTRUCTION..................................................................  2
                           2.1      Definitions.................................................................  2
                           2.2      Gender and Number...........................................................  6
                           2.3      Headings....................................................................  6

         ARTICLE 3..............................................................................................  6
                  ELIGIBILITY AND PARTICIPATION.................................................................  6
                           3.1      Eligibility.................................................................  6
                           3.2      Participation...............................................................  7
                           3.3      Duration of Participation...................................................  7
                           3.4      Transfer....................................................................  7

         ARTICLE 4..............................................................................................  8
                  PARTICIPANT CONTRIBUTIONS.....................................................................  8

         ARTICLE 5..............................................................................................  8
                  EMPLOYER CONTRIBUTIONS........................................................................  8
                           5.1      Employer Contributions......................................................  8
                           5.2      Statutory Limit on Contributions............................................  8
                           5.3      Top-Heavy Minimum Benefit...................................................  9
                           5.4      Allocation Among Employers..................................................  9
                           5.5      Transfer to Trust...........................................................  9

         ARTICLE 6.............................................................................................. 10
                  PLAN ACCOUNTING............................................................................... 10
                           6.1      Participant Plan Accounts................................................... 10
                           6.2      Balance of Accounts......................................................... 10
                           6.3      Adjustments to Reflect Distributions........................................ 10
                           6.4      Adjustment to Reflect Top-Heavy Contributions............................... 10
                           6.5      Adjustment to Reflect Employer Contribution................................. 11
                           6.6      Adjustments to Reflect Trust Fund Experience................................ 11


                                        i




                           6.7      Adjustments to Reflect Dividends............................................ 11
                           6.8      Maximum Allocations......................................................... 12

         ARTICLE 7.............................................................................................. 12
                  TRUST INVESTMENT FUNDS........................................................................ 12
                           7.1      Trust Investment Funds...................................................... 12
                           7.2      Investment of Employer Contribution......................................... 13
                           7.3      Investment of Cash Dividends................................................ 13
                           7.4      Appointment of Trustee...................................................... 13

         ARTICLE 8.............................................................................................. 14
                  TRUST SUSPENSE FUNDS.......................................................................... 14
                           8.1      Suspense Funds.............................................................. 14
                           8.2      Release from Suspense Funds................................................. 14
                           8.3      Allocation of Released Shares............................................... 15
                           8.4      Fair Market Value........................................................... 15

         ARTICLE 9.............................................................................................. 16
                  VESTING....................................................................................... 16

         ARTICLE 10............................................................................................. 16
                  INVESTMENT DIVERSIFICATION.................................................................... 16
                           10.1     Eligibility................................................................. 16
                           10.2     Diversification............................................................. 16
                           10.3     Election Procedures......................................................... 17
                           10.4     Distribution of Company Stock............................................... 17

         ARTICLE 11............................................................................................. 17
                  PAYMENT OF ACCOUNTS........................................................................... 17
                           11.1     Benefit Payments - In General............................................... 17
                           11.2     Benefits Paid Upon Normal Retirement........................................ 17
                           11.3     Benefits Paid Upon Disability............................................... 18
                           11.4     Benefits Paid Upon Death.................................................... 18
                           11.5     Benefits Paid Upon Termination.............................................. 18
                           11.6     Method of Distribution...................................................... 18
                           11.7     Payment of Small Amounts.................................................... 18
                           11.8     Medium of Payment........................................................... 19
                           11.9     Required Distributions...................................................... 19
                           11.10            Earnings on Plan Accounts........................................... 20
                           11.11            Life Expectancies................................................... 20

         ARTICLE 12............................................................................................. 20
                  BENEFICIARIES................................................................................. 20
                           12.1     Designated Beneficiaries.................................................... 20


                                       ii




                           12.2     Spousal Consent Requirements................................................ 21
                           12.3     Absence of Designated Beneficiary........................................... 21

         ARTICLE 13............................................................................................. 21
                  PARTICIPANT LOANS............................................................................. 21

         ARTICLE 14............................................................................................. 21
                  RELATING TO COMPANY STOCK..................................................................... 21
                           14.1     Investment in Company Stock; ESOP........................................... 21
                           14.2     Conversion to Cash.......................................................... 22
                           14.3     Voting of Company Stock..................................................... 22
                           14.4     Tender of Company Stock..................................................... 23
                           14.5     Non-Publicly Traded Shares.................................................. 23
                           14.6     Restriction of Stock Certificates........................................... 26
                           14.7     Share Acquisition Loan...................................................... 26

         ARTICLE 15............................................................................................. 27
                  FORMER EMPLOYEES/PARTICIPANTS................................................................. 27
                           15.1     Participation............................................................... 27
                           15.2     Cessation of Distributions.................................................. 27

         ARTICLE 16............................................................................................. 27
                  AMENDMENT AND TERMINATION..................................................................... 27
                           16.1     Amendment................................................................... 27
                           16.2     Termination................................................................. 28
                           16.3     Vesting on Termination...................................................... 28
                           16.4     Termination Distributions................................................... 29

         ARTICLE 17............................................................................................. 29
                  MERGERS, TRANSFERS, AND ROLLOVERS............................................................. 29
                           17.1     Plan Merger, Consolidation or Benefit Transfer.............................. 29
                           17.2     Transfers Between Plans..................................................... 29
                           17.3     Rollover Contributions...................................................... 30

         ARTICLE 18............................................................................................. 30
                  PLAN ADMINISTRATION........................................................................... 30
                           18.1     Administrative Committee.................................................... 30
                           18.2     Committee Powers............................................................ 30
                           18.3     Benefit Payments............................................................ 31
                           18.4     Committee Officers.......................................................... 31
                           18.5     Committee Actions........................................................... 31
                           18.6     Committee Member Who Is Participant......................................... 32
                           18.7     Resignation or Removal...................................................... 32
                           18.8     Information Required from Employer.......................................... 32


                                       iii




                           18.9     Information Required from Employees......................................... 33
                           18.10            Uniform Rules and Administration.................................... 33

         ARTICLE 19............................................................................................. 33
                  CLAIMS PROCEDURE.............................................................................. 33
                           19.1     Written Claim for Benefits.................................................. 33
                           19.2     Initial Review of Claim..................................................... 33
                           19.3     Claim Review Procedure...................................................... 34
                           19.4     Review Decisions Final...................................................... 34

         ARTICLE 20............................................................................................. 34
                  GENERAL PROVISIONS............................................................................ 34
                           20.1     Prohibited Inurement........................................................ 34
                           20.2     Special Valuation Dates..................................................... 35
                           20.3     No Employment Rights........................................................ 35
                           20.4     Interests Not Transferable.................................................. 35
                           20.5     Absence of Guarantee........................................................ 35
                           20.6     Actions by Employer......................................................... 36
                           20.7     Expenses.................................................................... 36
                           20.8     Facility of Payment......................................................... 36
                           20.9     Missing Participants........................................................ 36
                           20.10            Applicable Law...................................................... 36

         APPENDIX A.............................................................................................A-1
                  SERVICE CREDITING RULES.......................................................................A-1

         APPENDIX B.............................................................................................B-1
                  TOP-HEAVY PROVISIONS..........................................................................B-1

         APPENDIX C.............................................................................................C-1
                  IDENTIFYING HIGHLY COMPENSATED EMPLOYEES......................................................C-1



                           FALMOUTH CO-OPERATIVE BANK
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    ARTICLE 1

                                  INTRODUCTION

1.1      Plan; Purpose.

         The FALMOUTH CO-OPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN is adopted by FALMOUTH CO-OPERATIVE BANK for the exclusive benefit of its eligible employees and the eligible employees of each other corporation that adopts the Plan. The purpose of the Plan is to provide a method for the accumulation of a fund to assist eligible employees to attain financial security in case of retirement or disability, and to assist beneficiaries in case of an eligible employee's death.

1.2      Qualified Profit Sharing Plan; ESOP.

         The Plan is a profit sharing plan that is intended to satisfy all requirements of section 401(a) of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended.

         A portion of the Plan is designed to invest primarily in the common stock of the Company. This portion is intended to satisfy all requirements of Code section 4975(e)(7) and therefore constitute an employee stock ownership plan, as defined therein.

1.3      Effective Date.

         The Plan shall be effective as of March 27, 1996.

1.4      Administrator; Trustee.

         The Plan shall be administered by a committee appointed by the Board under Article 18, and all assets of the Plan shall be held in trust by one or more trustees appointed by the Board under a separate trust agreement between the Trustee and the Company.

1.5      Adopting Employers.

         With the approval of the Company, any corporation within the same affiliated group (as defined in Code section 1504(a)) that includes the Company may adopt the Plan for the benefit of its eligible employees. The eligible employees of each corporation which adopts the Plan shall participate under the same terms and conditions as the eligible employees of each other such corporation.

1.6      Appendices.

         The Plan may be amplified or modified from time to time by appendices. Each Appendix forms a part of the Plan and its provisions shall supersede Plan provisions as necessary to eliminate any inconsistencies.

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

2.1      Definitions.

         For purposes of this Plan, the following words and phrases, whether or not capitalized, have the meanings specified below, unless the context plainly requires a different meaning:

          (a) "Active Participant" means an Employee who has become an Active Participant under Section 3.2, but is not a Former Participant.

          (b) "Adopting Employer" means a corporation that has adopted the Plan for the benefit of its eligible employees pursuant to Section 1.5.

          (c) "Beneficiary" means a person (including an estate or personal representative) to whom all or a portion of the Participant's Distributable Benefit is to be paid if he dies before the complete payment of such benefit.

          (d) "Benefit Payment Date" means the date specified in Article 12 or properly elected by the Participant (or his Beneficiary) on which his Distributable Benefit is to be paid or commence, determined without regard to any delay in payment caused for administrative reasons.

          (e)  "Board" means the Board of Directors of the Company.

          (f)  "Cash Account"  means a cash account  maintained on behalf of the
               Participant   under  Section  6.1,   including  all   subaccounts
               thereunder.

          (g) "Code" means the Internal Revenue Code of 1986, as amended, and all valid regulations thereunder.

          (h)  "Committee"  means the  committee  appointed  by the Board  under
               Article 18 to administer the Plan.

          (i) "Company" means FALMOUTH CO-OPERATIVE BANK, a Massachusetts stock co-operative bank.

          (j) "Company Stock" means the shares of common stock of the Employer as described in Section 4975(e)(8) of the Code which are readily tradeable on an established securities market, or if not readily tradeable, meet the following criteria:

               (1) common stock issued by the Company (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of that class of common stock having the greatest voting power, and

               (2) that class of common stock having the greatest dividend rights.

                    Noncallable preferred stock shall be deemed to be "Company Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable.

          (k) "Compensation" means the amount of the regular wages or salary, including bonuses, cash incentives, overtime and commissions, paid to an Employee by the Company within a Plan Year beginning from the Employee's date of participation in the Plan. Company contributions for pensions, profit sharing or insurance benefits are excluded from Compensation. Compensation includes the taxable value of automobiles and expense allowances reported on federal Form W-2. Compensation also shall include all payments from a cafeteria plan described in Code Section 125 to the extent such payments are includible in gross income. Only the first $150,000 (or such other amount as determined under Code Section 401(a)(17)) of the Participant's annual compensation shall be treated as Compensation for purposes of the Plan.

               For purposes of Sections 5.1 and 6.5 (relating to Employer Contributions), each Extended Family Group shall be treated as one Participant with Compensation equal to the aggregate Compensation of each member of such Extended Family Group (determined after applying the Compensation limitation above). For purposes of this Section, "Extended Family Group" means a group consisting of the following Employees: (i) a Highly Compensated Employee who is either a five percent (5%) owner or a member of the group consisting of the top ten (10) Employees when ranked by Compensation received during the determination year or the look back year; (ii) the spouse of such Highly Compensated Employee; (iii) a lineal ascendent or descendant; or (iv) a spouse of such lineal ascendent or descendant; provided that, an Employee shall be included in the group only if he is an Active Participant for the Plan Year.

          (l) "Disability" means a physical or mental disability which, in the opinion of a physician selected by the Plan Administrator, will prevent a Participant for an indefinite period from performing the duties of his customary position and which is likely to be of long continued duration.

          (m) "Employer Contribution" means a contribution made to the Trust Fund by the Employer under Section 5.1.

          (n) "Distributable Benefit" means the vested and nonforfeitable portion of the Participant's Plan Account as of his Benefit Payment Date (determined based upon the vested interest that the Participant has or would have in his Plan Account at the end of the Plan Year that includes his Benefit Payment Date), as adjusted to reflect any gain or loss allocable to his Plan Account for periods after his Benefit Payment Date and before complete distribution from the Plan.

          (o) "Effective Date" means March 27, 1996, the effective date of the Plan.

          (p) "Employee" means any common-law employee or Leased Employee (as defined in Code section 414(n)) of the Employer, other than a person who is a nonresident alien who has no earned income (within the meaning of Section 911(d)(2) of the Code) which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code.)

          (q) "Employer" means, collectively, the Company and any corporation that is a member of a controlled group that includes the Company (as defined in Code section 414(b)); any trade or business under common control with the Company (as defined in Code section 414(c)); and any organization that is a member of an affiliated service group that includes the Company (as defined in Code section 414(m)).

               To determine the maximum allocation permitted to a Participant under Section 6.8, "Employer" also includes any entity required to be aggregated with the Company under Code section 414(o).

          (r) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all valid regulations thereunder.

          (s) "Former Participant" means a Participant who has become a Former Participant under Section 3.3, but who has not received full payment of his Distributable Benefit or again become an Active Participant.

          (t) "General Trust Fund" mean the portion of the Trust Fund invested at the discretion of the Trustee in assets other than Company Stock.

          (u) "Highly Compensated Employee" means an Employee identified as such under Appendix C.

          (v) "Hour of Service" means each hour specified as such under Appendix A.

          (w)  "Late  Retirement  Date"  means  the last  day of the  Plan  Year
               coincident  with  or  next  following  a   Participant's   actual
               retirement date after having reached his Normal Retirement Date.

          (x) "Normal Retirement Age" means the date on which an individual attains (or would have attained) age sixty-five (65).

          (y) "Normal Retirement Date" means the later of (i) the date upon which the Participant attains his Normal Retirement Age or (ii) the first anniversary of the date he became an Active Participant in the Plan as provided in Section 3.2.

          (z) "One-Year Break-in-Service" means a Plan Year during which the Participant is credited with 500 or fewer Hours of Service.

          (aa) "Participant" means an Active Participant or Former Participant.

          (ab) "Plan" means the FALMOUTH CO-OPERATIVE BANK Employee Stock Ownership Plan, as set forth in this document.

          (ac) "Plan Account" means the account maintained by the Committee on behalf of a Participant under Section 6.1 and includes the Cash Account and the Stock Account thereunder.

          (ad) "Plan Year" means the twelve (12) consecutive month period that begins October 1 of each year and ends the following September 30.

          (ae) "Share Purchase Loan" means a loan or other extension of credit, the proceeds of which are used to acquire Company Stock.

          (af) "Stock Account" means a stock account maintained on behalf of the Participant under Section 6.1.

          (ag) "Stock Fund" means the portion of the Trust Fund which is invested primarily in Company Stock.

          (ah) "Suspense Fund" means the portion (or a portion) of the Stock Fund which reflects the shares of Company Stock not allocated to Participants' Stock Accounts.

          (ai) "Trust Agreement" means the Trust Agreement made and entered into by the Company with the Trustee pursuant to the Plan, as said Agreement is amended from time to time.

          (aj) "Trust Fund" means the assets held in the trust established between the Company and the Trustee, which shall consist of the General Trust Fund and the Stock Fund.

          (ak) "Trustee" means the person(s) or corporation(s)  appointed by the
               Board  to  administer  the  Trust,  and  any  successor   trustee
               appointed under the terms of the trust.

          (al) "Valuation Date" means the last business day of each Plan Year and each special valuation date designated by the Committee under
               Section 20.2.

          (am) "Year of Vesting Service" means a Plan Year during which an Employee completes 1,000 Hours of Service. For purposes of the Plan, all Years of Vesting Service prior to the date the Participant attained age eighteen (18) shall be disregarded.

         A definition introduced later in the Plan also applies for all Plan purposes unless the context plainly requires a different meaning.

2.2      Gender and Number.

         Pronouns in the Plan stated in the masculine gender include the feminine gender, words in the singular include the plural, and words in the plural include the singular.

2.3      Headings.

         All headings in the Plan are included solely for ease of reference and do not bear on the interpretation of the text. As used in the Plan, the terms "Article," "Section," and "Appendix" mean the text that accompanies the specified Article, Section, or Appendix of the Plan.

                                    ARTICLE 3

                          ELIGIBILITY AND PARTICIPATION

3.1      Eligibility.

         An Employee who is employed by an Adopting Employer shall be eligible to participate in the Plan unless (i) he has not attained age twenty-one (21), (ii) he is a person who is paid by the Adopting Employer as an independent contractor, or (iii) he is covered under a collective bargaining agreement, and the agreement does not provide that he is eligible to participate in the Plan. The Committee shall notify each Employee of the date he becomes eligible to participate in the Plan and the necessary actions that may be required on his part to obtain or participate in all benefits of the Plan.

3.2      Participation.

         Each Employee shall become an Active Participant on the October 1 or April 1 coincident with or next following the later of the date which is six (6) months after the date on which he is first employed by the Company or the date on which he satisfies the eligibility conditions of
         Section 3.1. Each Employee who has satisfied the eligibility conditions of Section 3.1 and the six month requirement of the preceding sentence and who is an Employee on the Effective Date shall become an Active Participant on the Effective Date. Notwithstanding the foregoing, an Employee shall not become or remain an Active Participant if he does not satisfy the eligibility conditions of Section 3.1 on the entry date specified above, but may later become an Active Participant in accordance with Article 15.

3.3      Duration of Participation.

         An Active Participant shall become a Former Participant on the first to occur of the following:

          (a) The date on which his employment with the Employer terminates or he otherwise fails to satisfy the eligibility conditions of
               Section 3.1; or

          (b)  The date on which the Plan terminates.

         A Former Participant shall remain such until he receives full payment of his Distributable Benefit or again becomes an Active Participant under Article 15.

3.4      Transfer.

         In the event that a Participant is transferred to employment with a member of the controlled group (as defined in Code sections 414(b), (c) or (m)) that includes the Company, which has not adopted the Plan or to employment with the Employer in a status other than as an Employee, or in the event that a person is transferred from employment with a member of the controlled group which has not adopted the Plan or from other employment with the Employer in a status other than Employee to employment with the Employer under circumstances making such person an Employee, then the following provisions of this Subsection shall apply:

         (a) Transfer to employment (i) with a member of the controlled group which has not adopted the Plan or (ii) with the Employer not as an Employee shall not be considered termination of employment with the Employer, and such transferred person shall continue to be entitled to the benefits provided in the Plan, as modified by this Subsection.

         (b) No amounts earned from a member of the controlled group at a time when it has not adopted the Plan or from the Employer not as an Employee, shall constitute Compensation hereunder.

         (c) Termination of employment with a member of the controlled group which has not adopted The Plan by a person entitled to benefits under this Plan (other than to transfer to employment with the Company or another member of the controlled group) shall be considered as termination of employment with the Employer.

         (d) All other terms and provisions of this Plan shall fully apply to such person and to any benefits to which he may be entitled hereunder.


                                    ARTICLE 4

                            PARTICIPANT CONTRIBUTIONS

         A Participant is neither required nor allowed to make contributions to the Trust Fund under this Plan.


                                    ARTICLE 5

                             EMPLOYER CONTRIBUTIONS

5.1      Employer Contributions.

         The Employer shall make a contribution under this Section to the Trust Fund for each Plan Year of an amount determined by the Board; provided that, for any Plan Year in which a Share Purchase Loan remains outstanding, the contribution under this Section shall not be less than the amount needed to provide the Trustee with cash sufficient to pay any currently maturing obligations under such loan. Employer Contributions shall be made in cash or in Company Stock as the Board may from time to time determine.

         The contribution made by the Employer under this Section shall be allocated among the Plan Accounts of Participants under Section 6.5, and shall be identified as an "Employer Contribution" for purposes of this Plan.

5.2      Statutory Limit on Contributions.

         Any   contrary   provision  of  the  Plan   notwithstanding,   Employer
         Contributions for a Plan Year shall be limited as necessary to satisfy the following:

          (a) Subject to the minimum specified in Section 5.1, the Employer Contribution shall not exceed an amount that can be fully credited to the Participants' Plan Accounts without resulting in an annual addition to the Plan Account of any Participant in excess of the maximum permitted under Section 6.8.

          (b) Unless this provision is waived by the Company for a Plan Year, the Employer Contribution shall not exceed an amount that can be fully deducted by the Employer for federal income tax purposes for the taxable year of the Employer that ends with or within the Plan Year. The Committee shall prescribe uniform and nondiscriminatory rules to implement this limitation.

5.3      Top-Heavy Minimum Benefit.

         If the Plan is Top-Heavy for a Plan Year (as determined  under Appendix
         B), a top-heavy minimum contribution shall be made on behalf of each Participant who is a non-key employee for the Plan Year and who is an Employee on the last day of the Plan Year. Such top-heavy minimum contribution shall equal the lesser of the following:

          (a) Three percent (3%) of the Participant's 415 Compensation (as defined in Appendix B) for the Plan Year; or

          (b) A percentage of the Participant's 415 Compensation (as defined in Appendix B) for the Plan Year equal to the percentage of 415 Compensation received as an Employer Contribution by the key employee who received the greatest such percentage.

         The top-heavy contribution made by the Employer under this Section shall be reduced by the Employer Contribution otherwise allocated to the Plan Account of the Participant for the Plan Year under Section 6.4 and shall be identified as a "Top-Heavy Contribution" for purposes of the Plan.

5.4      Allocation Among Employers.

         An Adopting Employer shall contribute that portion of the Employer and Top-Heavy Contributions for the Plan Year that is attributable to services performed while in the employ of the Adopting Employer; provided that, any Adopting Employer may make all or any part of the contribution for any other Adopting Employer, if each is a member of the same group which files a consolidated federal income tax return for the year.

5.5      Transfer to Trust.

         The Employer shall transfer the Employer and Top-Heavy Contributions for each Plan Year to the Trust Fund not later than the time prescribed by law (including extensions) for filing the federal income tax return for its taxable year that ends with such Plan Year.

                                    ARTICLE 6

                                 PLAN ACCOUNTING

6.1      Participant Plan Accounts.

         The Committee shall maintain a Plan Account for each Participant and such number of accounts and subaccounts within the Plan Account as the Committee deems appropriate to adequately disclose the interest of the Participant in the Trust. At a minimum, each Plan Account shall consist of the Cash Account and the Stock Account.

         (a) "Cash Account" shall reflect the Participant's interest in the Trust Fund attributable to net gain (or loss) of Plan, Employer and Top-Heavy Contributions in other than Company Stock.

         (b) "Stock Account" shall reflect the Participant's interest in the Trust Fund attributable to Company Stock which has been allocated to the Participant.

6.2      Balance of Accounts.

         The balance of a Cash Account or Stock Account as of any date is the balance of the account after the immediately preceding Valuation Date, less amounts thereafter properly debited, and plus amounts thereafter properly credited, to the account under this Article. The balance of each Cash Account shall be expressed in United States dollars, and the balance of each Stock Account shall be expressed in a number of shares (whole or fractional) of Company Stock.

         The balance of a Participant's Plan Account as of any date is the aggregate balance of all Cash and Stock Accounts within the Plan Account (expressed in United States dollars and a number of shares (whole and fractional) of Company Stock, as appropriate) as of such date.

6.3      Adjustments to Reflect Distributions.

         The distributions from the Trust Fund which are drawn from a Cash Account or Stock Account shall be debited to such account as of the distribution date.

6.4      Adjustment to Reflect Top-Heavy Contributions.

         The Top-Heavy Contributions made on behalf of a Participant for a Plan Year shall be credited to the appropriate Cash Account or Stock Account of the Participant as of the last Valuation Date of such Plan Year, irrespective of whether such contributions actually have been paid to the Trustee by such date.

6.5      Adjustment to Reflect Employer Contribution.

         The Employer Contribution for each Plan Year shall be allocated among the Plan Accounts of the Participants specified below, and the portion allocated to each Participant shall be credited to the Cash Account or the Stock Account of the Participant as of the last Valuation Date of such Plan Year, irrespective of whether such contribution actually has been paid to the Trustee by such date.

         The Employer Contribution shall be allocated among the Plan Accounts of the following Participants:

          (a) Those Participants who are Active Participants on the last day of the Plan Year; and

          (b) Those Participants who ceased to be Active Participants during the Plan Year by reason of death, Disability, or Retirement.

         The portion of the Employer Contribution allocated to the Plan Account of each such Participant shall equal an amount determined by multiplying the Employer Contribution by a fraction, the numerator of which is the Participant's Compensation, and the denominator of which is the aggregate Compensation of all such Participants.

         For purposes of this Section, a Participant's Compensation includes all Compensation he received during that portion of the Plan Year during which he was an Active Participant.

6.6      Adjustments to Reflect Trust Fund Experience.

         The net gain (or loss) of the General Trust Fund for each Plan Year shall be allocated among all Cash Accounts, and the portion allocated to each shall be credited (or debited) to such Cash Account as of the Valuation Date for such Plan Year. The portion of the net gain (or loss) of the General Trust Fund allocated to each such Cash Account shall be the pro rata share of the net gain (or loss) based on the change in fair market value of assets therein since the last adjustment and computed in accordance with uniform valuation procedures established by the Trustee.

         To determine net gain (or loss), all assets of the General Trust Fund shall be valued at their fair market value as of the Valuation Date.

6.7      Adjustments to Reflect Dividends.

         Cash dividends paid on shares of Company Stock allocated to a Participant's Stock Account as of the dividend record date shall be credited to the Cash Account of the Participant as of such date.

6.8      Maximum Allocations.

         Anything contained herein to the contrary notwithstanding, the Participant's annual additions (as defined in Code section 415(c)) shall not exceed the limitations imposed under Code section 415. The provisions of Code section 415 are hereby incorporated herein by reference.

         Notwithstanding the foregoing, the otherwise permissible benefits under Code section 415 for any Participant may be further reduced to the extent necessary to prevent disqualification of the Plan under Code section 415.

         If a Participant is participating or has participated in a defined benefit plan maintained by the Employer, and the combined Plan limitation under Code section 415 is exceeded in any Plan Year, the Committee shall determine whether the Participant's benefit under the Plan or under such defined benefit plan shall be limited as necessary to satisfy the combined limit under Code section 415.

                                    ARTICLE 7

                             TRUST INVESTMENT FUNDS

7.1      Trust Investment Funds.

         All contributions made under the Plan, and all earnings and increments thereon, shall be held by the Trustee in the Trust Fund, which shall consist of the following funds:

          (a) "General Trust Fund" which shall be invested at the discretion of the Trustee in accordance with the Trust Agreement.

          (b) "Stock Fund" which shall be invested primarily in Company Stock, which fund shall be segregated into: (i) one or more "Suspense Funds," which shall reflect Company Stock purchased with the proceeds of a Share Purchase Loan and not yet allocated to
               Participants' Stock Accounts (a separate Suspense Fund to be maintained with respect to each Share Purchase Loan), (ii) one or more "Loan Purchase Funds," which shall reflect Company Stock purchased with the proceeds of a Share Purchase Loan and allocated to Participants' Stock Accounts (a separate Loan Purchase Fund to be maintained with respect to each Share Purchase Loan), and (iii) a "Cash Purchase Fund," which shall reflect Company Stock otherwise acquired and allocated to Participants' Stock Accounts.

         The Trustee shall manage and maintain all assets of the Trust Fund in accordance with the Trust Agreement between the Company and the Trustee, and no Participant or Beneficiary shall be allowed to direct the Trustee as to the investment of any assets of the Trust Fund.

7.2      Investment of Employer Contribution.

         Trust Assets under the Plan will be invested primarily in Company Stock, as provided in the Trust Agreement. Trust assets may be used to purchase shares of Company Stock from Company shareholders or from the Company. The Trustee may also invest Trust assets in savings accounts, certificates of deposit, high-grade short-term securities, equity stocks, bonds, or other investments, or Trust assets may be held in cash. All investments of Trust assets shall be made by the Trustee only upon the direction of the Committee, and all purchases of Company Stock made by the Trustee shall be made at prices which do not exceed the fair market value of such shares, as determined in good faith by the Committee. The Committee may direct the Trustee to invest and hold up to 100% of the Trust assets in Company Stock.

7.3      Investment of Cash Dividends.

         The cash dividends paid to the Trust Fund on Company Stock held therein shall be applied as follows:

          (a) Loan Purchase Fund Shares: At the direction of the Committee, cash dividends on Company Stock held within a Loan Purchase Fund shall be invested in the General Trust Fund.

          (b) Cash Purchase Fund Shares: At the direction of the Committee, cash dividends on Company Stock held within the Cash Purchase Fund shall be invested in the General Trust Fund.

          (c) Suspense Fund Shares: Cash dividends on shares of Company Stock held within a Suspense Fund shall be applied to pay principal and interest on the corresponding Share Purchase Loan.

         All cash dividends applied under this Section to pay principal and interest on a Share Purchase Loan shall be so applied annually together with the Employer and Top-Heavy Contributions for the Plan Year. All cash dividends applied under this Section to acquire Company Stock shall be so applied at such time as the Trustee may determine.

7.4      Appointment of Trustee.

         All contributions to the Plan shall be committed in trust to the Trustees. The Trustees shall be appointed from time to time by the Board by appropriate instrument, with such powers in the Trustees as to investment, reinvestment control and disbursement of the funds as the Board shall approve and as shall be in accordance with the Plan. The Board may remove any Trustee at any time, upon reasonable notice, and upon such removal or upon the resignation of any Trustee, the Board shall designate a successor Trustee.

                                    ARTICLE 8

                              TRUST SUSPENSE FUNDS

8.1      Suspense Funds.

         The portion of the Stock Fund reflecting shares of Company Stock which were acquired with the proceeds of a Share Purchase Loan and which have not been allocated to Participants' Stock Accounts shall be identified as a Suspense Fund. which holds such Company Stock pending their release and allocation to the Participants' Stock Accounts under the terms and conditions of this Article. A separate Suspense Fund shall be maintained to reflect Company Stock acquired with the proceeds of each separate Share Purchase Loan.

8.2      Release from Suspense Funds.

         Shares of Company Stock shall be released from a Suspense Fund only once with respect to each Plan Year and upon release shall be allocated among the Participants' Stock Accounts under Section 8.3.

         The number of shares of Company Stock released from a Suspense Fund with respect to each Plan Year shall equal the number of shares of Company Stock held in the Suspense Fund immediately before the release multiplied by a fraction, the numerator of which is the amount of principal and interest paid on the corresponding Share Purchase Loan for the Plan Year, and the denominator of which is the sum of (i) the numerator, and (ii) the amount of principal and interest that will be paid on the corresponding Share Purchase Loan in all future Plan Years (determined without regard to any possible renewal or extension of the Share Purchase Loan). For this purpose, if a variable interest rate applies under a Share Purchase Loan, the interest that will be paid on the Share Purchase Loan in future Plan Years shall be computed by using the interest rate in effect at the end of the then current Plan Year.

         Notwithstanding anything contained herein to the contrary, the number of shares of Company Stock released from a Suspense Fund with respect to each Plan Year may be determined solely with reference to principal payments if the following three (3) conditions are satisfied: (i) the Share Purchase Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid than level payments over ten (10) years; (ii) the Share Purchase Loan term does not exceed the ten (10) years; and (iii) the portion of each Share Purchase Loan payment which is disregarded as interest does not exceed the amount of the payment that would be treated as interest under standard loan amortization tables.

8.3      Allocation of Released Shares.

         Shares of Company Stock released from a Suspense Fund for the Plan Year shall be allocated among the Participants' Stock Accounts as follows:

                  Allocation Based on Employer/Top-Heavy Contribution: The number of shares of Company Stock released shall be allocated among the Plan Accounts of those Participants who were allocated a portion of the Employer Contribution (or received a Top-Heavy Contribution) for the Plan Year.

                  The number of shares of Company Stock allocated to the Plan Account of each such Participant shall equal the number determined by multiplying the total number of shares of Company Stock to be allocated under this Subsection by a fraction, the numerator of which is the dollar amount of the Employer Contribution allocated to the Participant (plus the dollar amount of the Top-Heavy Contribution received by the Participant), and the denominator of which is the dollar amount of the Employer Contribution (plus the aggregate dollar amount of all Top-Heavy Contributions) for the Plan Year.

         For purposes of this Section, the number of shares of Company Stock released as a result of applying any specified amount to pay principal and interest on the Share Purchase Loan shall equal the number determined by multiplying the total number released for the Plan Year by a fraction, the numerator of which is the specified amount so applied, and the denominator of which is the total amount applied to pay principal and interest on the Share Purchase Loan for the year.

8.4      Fair Market Value.

         For purposes of the Plan, the "fair market value" of a share of Stock means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last transaction price per share as quoted by National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by the NASDAQ,
         (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day or (iv) the market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) or (iii) above shall be applicable. If fair market value is to be determined as of a day when the securities markets are not open, the fair market value on that day shall be the fair market value on the preceding day when the markets were open.

                                    ARTICLE 9

                                     VESTING

         A Participant (or in case of death, his Beneficiary) shall have a fully vested and nonforfeitable interest in his entire Plan Account balance at all times.

                                   ARTICLE 10

                           INVESTMENT DIVERSIFICATION

10.1     Eligibility

         A Participant shall be eligible for the diversification election available under this Article if he has attained age fifty-five (55) and completed ten (10) years of participation in the Plan.

10.2     Diversification.

         A Participant who is eligible under Section 10.1, shall be permitted, for each Plan Year within his diversification election period (as defined below), to diversify his Stock Account the following portion of such accounts in accordance with Section 10.4:

         (a) For the first five (5) Plan Years within his diversification election period, any whole number of shares of Company Stock up to twenty-five percent (25%) of the number of shares of Company Stock credited to his Stock Account as of the last day of the Plan Year, less the number of shares of Company Stock previously diversified under this Section.

         (b) For the final Plan Year within his diversification election period, any whole number of shares of Company Stock up to fifty percent (50%) of the number of shares of Company Stock credited to his Stock Account as of the last day of the Plan Year, less the number of shares of Company Stock previously diversified under this Section.

         For purposes of this Section, the "diversification election period" is the six (6) Plan Year period that begins with the Plan Year in which the Participant satisfies the eligibility requirements of Section 10.1.

10.3     Election Procedures.

         To diversify his Stock Account, a Participant must file a diversification election with the Committee not later than ninety (90) days after the end of the Plan Year on a form provided by the Committee for this purpose. If a Participant fails to file a timely election, the Participant shall be deemed to have elected not to diversify any portion of his Stock Account for such year.

10.4     Distribution of Company Stock.

         If a Participant files a timely diversification election, the Committee shall direct the Trustee to distribute the number of shares of Company Stock properly specified by the Participant. Such distribution shall be made as soon as practicable, but not later than ninety (90) days, after the close of the election period specified in Section 10.3.

                                   ARTICLE 11

                               PAYMENT OF ACCOUNTS

11.1     Benefit Payments - In General.

         A Participant (or in case of death, his Beneficiary) shall be paid his Distributable Benefit under the terms and conditions of this Article after his employment with the Employer has terminated. To the extent that an option is available with respect to the time or form of payment, a Participant (or Beneficiary) may select any such option by filing a written selection with the Committee on such form and in accordance with such rules as shall be prescribed by the Committee for this purpose.

         Anything contained herein to the contrary, if the benefit payable to a Participant is greater than $3,500 and the date of distribution is prior to the Participant's Mandatory Benefit Distribution Date, the Participant must consent to the distribution. In the event the Participant does not consent to such distribution prior to his Mandatory Benefit Distribution Date, distribution shall be made to such Participant and without his consent on the earlier of (i) a date within ninety (90) days after the end of the Plan Year which ends on or after the date such Participant consents in writing to the Committee to such distribution, or (ii) his Mandatory Benefit Distribution Date. For purposes of this Section 11.1, "Mandatory Benefit Distribution Date" means the date the Participant attains age sixty-five (65).

11.2     Benefits Paid Upon Normal Retirement.

         A Participant who retires from service with the Employer on or after his Normal Retirement Date shall have a nonforfeitable interest in his Plan Account and, subject to Section 11.1, shall be entitled to receive a distribution of his Plan Account as soon as practicable following the end of the Plan Year coincident with or next following his date of retirement.

11.3     Benefits Paid Upon Disability.

         A Participant who retires from the service of the Employer on account of his Disability shall have a nonforfeitable interest in his Plan Account and, subject to Section 11.1, shall be entitled to receive a distribution of his Plan Account as soon as practicable following the end of the Plan Year coincident with or next following the determination of his Disability.

11.4     Benefits Paid Upon Death.

         Upon the death of a Participant while in active employment with the Employer, or upon such Participant's death after the date the Participant's service terminates on account of his Disability or retirement and prior to the date distribution of his benefit commences, the Participant shall have a nonforfeitable interest in his Plan Account and his Beneficiary shall be entitled to receive a distribution of the Plan Account as soon as practicable following the end of the Plan Year coincident with or next following his date of death.

11.5     Benefits Paid Upon Termination.

         A Participant whose employment with the Employer terminates prior to his Normal Retirement Date for reasons other than death or Disability, shall be entitled to receive a distribution of the vested balance of his Plan Account. Such distribution shall be based on Years of Vesting Service as of the date of termination and, subject to Section 11.1, shall be paid as soon as practicable following the end of the Plan Year coincident with or next following his date of termination.

11.6     Method of Distribution.

         A Participant (or in the case of death, his Beneficiary) shall be paid the vested portion of his Plan Account in a single lump-sum.

         A Participant shall accrue earnings (or losses) on the Plan Account until the date of distribution.

11.7     Payment of Small Amounts.

         Any contrary provision of this Article notwithstanding, if a Participant's Distributable Benefit does not exceed $3,500 (and the balance of his Plan Account has not exceeded $3,500 immediately prior to any distribution), a single-sum payment of the full amount of his Distributable Benefit shall be made to the Participant (or in case of death, his Beneficiary) thirty (30) days after the date on which his employment with the Employer terminates, or as soon as practicable thereafter, and the Participant shall not be permitted to elect any option otherwise available under this Article.

11.8     Medium of Payment.

         All payments under this Article shall be in the form of cash and, to the extent that the Participant's Plan Account consists of Company Stock, whole shares; provided that, (i) a Participant or Beneficiary who would otherwise receive Company Stock may instead elect to have such Company Stock converted to cash and the proceeds thereof distributed, and (ii) a Participant or Beneficiary who would otherwise receive cash may instead elect to have such cash converted to Company Stock (whole shares only) and distributed. Any fractional interest in Company Stock shall be converted to cash and distributed. A conversion of Company Stock to cash under this Section shall be made in accordance with Section 14.2.

         Notwithstanding the foregoing, if the Company's charter or bylaws restrict ownership of substantially all shares of Company Stock to Employees and the Trust Fund, the distribution of a Participant's Plan Account shall be made pursuant to this Section without granting the Participant the right to demand distribution in shares of Company Stock.

11.9     Required Distributions.

         Any contrary provision of this Section notwithstanding, payments shall be made with respect to each Participant under the following rules:

         (a) A minimum payment shall be made to a Participant for the calendar year in which he attains age 70-1/2 and each subsequent calendar year. The minimum payment for the calendar year in which he attains age 70-1/2 shall be made by the Participant's Required Beginning Date, and the minimum payment for each subsequent calendar year shall be made by the December 31 of such year.

         (b) If a Participant dies before his Required Beginning Date, a minimum payment will be made to each designated Beneficiary for each calendar year beginning with the following:

                    (i) If the Participant's spouse is the Beneficiary, the later of the calendar year that follows the year of the Participant's death, or the calendar year in which the participant would have attained age 70-1/2.

                    (ii) If the Participant's spouse is not the Beneficiary, the
                         calendar   year   that   follows   the   year   of  the
                         Participant's death.

                  The minimum payment for each calendar year will be made by the December 31 of such year.

         (c) If a Participant dies before his Required Beginning Date, full payment of all amounts due to a Beneficiary who is not a designated Beneficiary shall be made not later than the December 31 of the calendar year in which occurs the fifth
                  (5th) anniversary of the Participant's death.

         (d) If a Participant dies on or after his Required Beginning Date, all payments to a Beneficiary after the Participant's death shall be made at least as rapidly as the payments made to the Participant before his death.

         All payments required under this Section shall be determined under Code section 401(a)(9), including the minimum distribution incidental benefit requirements thereunder.

         For purposes of this section, "Required Beginning Date" means, except as provided by law, the April 1 of the calendar year after the calendar year in which the Participant attains age 70-1/2.

11.10             Earnings on Plan Accounts.

         If a Participant's employment with the Employer terminates and he does not elect to receive immediate payment of his Distributable Benefit, the Participant's Plan Account shall continue to be credited to reflect investment return and dividends in accordance with Sections 6.6 and 6.7.

11.11             Life Expectancies.

         When necessary under this Article, the life expectancy of a Participant or his Beneficiary shall be determined by the use of "the expected return multiples in Tables V and VI of Treasury Regulation Section 1.72-9. Life expectancies shall not be recalculated annually for any purpose under this Article.

                                   ARTICLE 12

                                  BENEFICIARIES

12.1     Designated Beneficiaries.

         A Participant may designate one or more persons to whom his Distributable Benefit shall be paid if he dies before he receives complete payment of such benefit; provided that, the sole designated Beneficiary of a Participant who is lawfully married shall be his spouse unless his spouse properly consents to the designation of an additional or another person or persons as Beneficiary.

         A Beneficiary designation must be made on a form provided by the Committee for this purpose. It shall be effective on the date the designation form actually is received by the

         Committee, shall revoke all prior designations made by the Participant, and itself may be revoked by the Participant at any time.

         A Beneficiary designation form received by the Committee after a Participant's death shall be null and void, and during a Participant's life, a Beneficiary designation form may be filed only by the Participant.

12.2     Spousal Consent Requirements.

         The spouse of a Participant who designates a person or persons other than such spouse as a Beneficiary must consent in writing to the specific person or persons designated. The written consent must acknowledge the effect of the designation, and must be witnessed by a member of the Committee or a notary public. The designation of a Beneficiary cannot be changed without spousal consent to the new designation unless the prior consent of the spouse expressly permits future designations by the Participant without further spousal consent.

12.3     Absence of Designated Beneficiary.

         If no designated Beneficiary survives the Participant, then his estate shall be his Beneficiary for purposes of this Plan.


                                   ARTICLE 13

                                PARTICIPANT LOANS

         No loans from the Trust Fund to a Participant are permitted under the Plan.


                                   ARTICLE 14

                            RELATING TO COMPANY STOCK

14.1     Investment in Company Stock; ESOP.

         The Employer Contribution made to the Trust Fund shall be invested by the Trustee to provide Participants with whole and fractional interests in shares of Company Stock, subject to minimum fractional interests established by the Trustee from time to time. For any period in which such contributions are not invested in Company Stock they shall, at the discretion of the Trustee, be held within the Trust in cash or invested in savings accounts, certificates of deposit, high-grade short-term securities, equity stocks, bonds or other investments. Subject to applicable law, the Trustee may acquire Company Stock on the open market, through private purchases, purchases from the Company (including purchases of treasury shares or authorized but unissued shares), or otherwise.

         The portion of the Plan and Trust Fund which is invested in Company Stock and is attributable to Employer Contribution is intended to satisfy all requirements of Code section 4975(e)(7) and therefore constitutes an employee stock ownership plan, as defined therein.

14.2     Conversion to Cash.

         If it is necessary to convert Company Stock held within the Stock Fund to cash to provide for a distribution to a Participant or Beneficiary, or for any other reason required under the Plan, the following shall apply:

         (a) The Trustee shall purchase such shares with the cash amounts (if any) then reflected in the Participant's Stock Accounts; provided that, if a Share Purchase Loan is outstanding, such cash amounts shall be so applied only if so directed by the Committee.

         (b)      To the extent that Company  Stock  cannot be  purchased  under
                  (a), the Trustee shall sell such shares on the open market, or to any other employee benefit plan or program maintained by the Employer, or to the Company; provided that, any sales to any such employee benefit plan or program or to the Company must satisfy the prohibited transaction exemption requirements set forth in ERISA section 408(e).

14.3     Voting of Company Stock.

         The Company shall use its reasonable best efforts to cause to be delivered to each Participant (or in case of death, his Beneficiary) such notices and informational statements as are furnished to the Company's stockholders with respect to the exercise of voting rights on Company Stock, together with forms by which the Participant (or Beneficiary) may confidentially instruct the Trustee with respect to the voting of Company Stock allocated to his Account. The Trustee shall vote Company Stock held within the Trust as follows:

         (a) The Trustee shall vote shares of Company Stock credited to a Participant's Stock Account with respect to which the Trustee has received timely direction, as directed by the Participant (or Beneficiary) (or abstain if so directed).

         (b) The Trustee shall vote (i) all Company Stock not credited to any Participant's Stock Account, and (ii) all Company Stock credited to a Participant's Stock Account with respect to which the Trustee has not received timely direction, in the same proportion as the Company Stock specified in (a).

         All voting directions received by the Trustee shall be held in confidence by the Trustee and shall not be divulged or released to any person, including an Employee or any officer or director of any corporation that makes up the Employer, except to the extent that such Employee, officer or director is also a Trustee.

14.4     Tender of Company Stock.

         Any contrary provision of the Plan notwithstanding, if there is a tender or exchange offer for, or a request or invitation for the tender or exchange of, Company Stock, the Trustee promptly shall furnish to each Participant (or in case of death, his Beneficiary) a notice of such offer, request, or invitation, and shall request direction from the Participant (or Beneficiary) as to the tender or exchange of Company Stock allocated to the Participant's Stock Accounts. The Trustee shall tender or exchange, or retain, Company Stock held within the Trust as follows:

         (a) The Trustee shall tender or exchange, or retain, Company Stock credited to a Participant's Stock Accounts with respect to which the Trustee has received timely direction, as directed by the Participant (or Beneficiary).

         (b)      The  Trustee  shall  retain   Company  Stock   credited  to  a
                  Participant's Stock Accounts with respect to which the Trustee has not received timely direction.

         (c) The Trustee shall tender or exchange, or retain, Company Stock not credited to any Participant's Stock Accounts, in the same proportion as the Company Stock specified in (a) and (b) is tendered or exchanged, or retained.

         All tender or exchange directions received by the Trustee shall be held in confidence by the Trustee and shall not be divulged or released to any person, including an Employee or any officer or director of any corporation that makes up the Employer, except to the extent that such Employee, officer or director is also a Trustee.

14.5     Non-Publicly Traded Shares.

         For any period during which Company Stock is not readily tradable on an established securities market, the following provisions shall apply:

         (a) Put Option: When shares of Company Stock are distributed to a Participant (or in case of death, his Beneficiary), the Company shall grant the recipient an option to put the shares to the Company; provided that, the Company may allow the Trustee to assume the Company's rights and obligations at the time the put is exercised. A put option shall provide that, for a period of sixty (60) days after such shares are distributed, the recipient shall have the right to require the Company to purchase such shares at their fair market value. If the put is not exercised within such sixty (60) day period, the put shall be available for an additional period of sixty (60) days beginning with the first day of the Plan Year following the year of the distribution. A put option can be exercised by notifying the Company in writing.

                  The terms of payment for the purchase of shares of Company Stock subject to a put shall be as set forth in the put, subject to the following:

                  (i) In the case of Company Stock distributed as part of a total distribution (as defined below), payment shall be made in substantially equal periodic payments (not less frequently than annually) over a period that begins not later than thirty (30) days after the put is exercised, and that does not exceed five (5) years. If payment is made in installments, adequate security and a reasonable rate of interest shall be provided to the recipient.

                  (ii) In the case of Company Stock that is not distributed as part of a total distribution, payment shall be made within thirty (30) days after the put is exercised.

                  For purposes of this subsection, a "total distribution" means a distribution within one (1) calendar year of the balance to the credit of the Participant's Plan Account.

                  Except as otherwise provided in this subsection, or as otherwise required by applicable law, no Company Stock held within or distributed from the Trust shall be subject to a put, call, or other option, or buy-sell or similar arrangement.

         (b)      Distribution  of Company  Stock:  Any  contrary  provision  of
                  Article 11 notwithstanding, unless a Participant elects that the special distribution provisions of this Section 14.5(b) not apply, the portion of his Distributable Benefit attributable to Company Stock credited to his Stock Account shall be distributed as follows:

                    (i) Such portion shall be paid in substantially equal periodic payments (not less frequently than annually) over a period not longer than five (5) years, or, if the value of such accounts exceeds $500,000 (or such greater amount as may be in effect under Code section 409(o)(1)(C)), five (5) years plus one (1) additional year (but not more than five (5) additional years) for each $100,000 (or such greater amount as may be in effect under Code section 409(o)(1)(C)) or fraction thereof by which the value of such accounts exceeds $500,000 (or such greater amount as may be in effect under Code section 409(o)(1)(C)).

                    (ii) Except  as  provided  below,  payments  under (i) shall commence not later than one (l) year after the end of the following:

                           (A) In the case of a Participant whose employment with the Employer terminates after his Normal Retirement Age, or at any age by reason of death or Disability, the Plan Year in which his employment terminates.

                           (B) In the case of a Participant whose employment with the Employer terminates under circumstances not described in (A), the fifth (5th) Plan Year following the year in which his employment terminates, provided that, this Subsection shall not apply if the Participant is reemployed with the Employer before the end of such fifth (5th) Plan Year.

                           Commencement prior to the date on which a Participant attains Normal Retirement Age shall be subject to the Participant's consent, and, if a Participant does not consent, commencement shall occur soon as practicable after the Participant's Normal Retirement Age.

                  Distributions of Company Stock otherwise required under this Section shall not include any Company Stock acquired with the proceeds of a Share Purchase Loan until the close of the Plan Year in which the loan is repaid in full, except where no other securities are available for such distribution.

         (c) Distribution Limitation: Any contrary provision of Article 11 notwithstanding, if Company Stock is subject to a put option under (a), any Company Stock is acquired with the proceeds of a Share Purchase Loan which are held within the Trust Fund and credited to a Participant's Stock Accounts shall not be distributed until such Share Purchase Loan is fully repaid.

         (d) Right of First Refusal: Shares of Company Stock distributed by the Trustee shall be subject to a "right of first refusal." The right of first refusal shall provide that, prior to any subsequent transfer, such Company Stock must first be offered in writing to the Company, and then, if refused by the Company, to the Trust, at the then fair market value. The Company and the Committee (on behalf of the Trust) shall have a total of fourteen (14) days (from the date the Company receives the offer) to exercise the right of first refusal on the same terms offered by a prospective buyer. A Participant (or beneficiary) entitled to a distribution of Company Stock may be required to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for such stock.

         For purposes of this Section, whether Company Stock is "readily tradable on an established securities market" shall be determined in accordance with regulations or interpretations adopted by the Internal Revenue Service under Code section 409(h).

14.6     Restriction of Stock Certificates.

         Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as a Company may reasonably require in order to assure compliance with applicable Federal and State securities law and with the provisions of this paragraph. Except as otherwise provided in Section 14.5, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option or buy-sell similar arrangement. The provisions of Section 14.5 shall continue to be applicable to shares of such Company Stock, even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

14.7     Share Acquisition Loan.

         The Committee may direct the Trustee to incur a Share Purchase Loan from time to time to finance the acquisition of Company Stock (Financed Shares) for the Trust or to repay a prior Share Purchase Loan. An installment obligation incurred in connection with the purchase of Company Stock shall constitute a Share Purchase Loan. A Share Purchase Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. A Share Purchase Loan may be secured by a collateral pledge of the Financed Shares so acquired and any other collateral permitted under the Treasury Regulations promulgated under Code section 4975 including contributions that are made under the Plan to meet its obligations under the Share Purchase Loan. No other Trust asset may be pledged as collateral for a Share Purchase Loan, and no lender shall have recourse against any other such Trust assets. Any pledge of Financed Shares must provide for the release of shares so pledged on pro-rata basis as principal and interest on the Share Purchase Loan are repaid by the Trustee and such Financed Shares are allocated to Participants' Company Stock Accounts. Repayments of principal and interest on any Share Purchase Loan shall be made by the Trustee (as directed by the Committee) only from Company contributions paid in cash to enable the Trustee to repay such Loan, from earnings attributable to such Company Contributions and from cash dividends received by the Trust. Should the Company Contributions, earnings attributable to such Company Contributions and cash dividends received by the Trust on Financed Shares be insufficient to meet the obligations created by the Share Purchase Loan, then the Trustee shall so advise the Committee. The Committee may recommend certain actions including but not limited to, refinancing the original loan, amendment of the original loan agreement, or the entering into of an additional Share Purchase Loan to repay a prior Share Purchase Loan.

                                   ARTICLE 15

                          FORMER EMPLOYEES/PARTICIPANTS

15.1     Participation.

         If an individual's employment with the Employer terminates, and later he is reemployed with the Employer, he shall become (or again become) an Active Participant after his reemployment in accordance with the following rules:

         (a) If he was not an Active Participant prior to his termination of employment, he shall become an Active Participant on the first entry date specified in Section 3.2 that coincides with or next follows the date on which the satisfies the eligibility conditions of Section 3.1.

         (b) If he was an Active Participant prior to his termination of employment, he again shall become an Active Participant on the first date on which he again satisfies the eligibility conditions of Section 3.1.

         If an Active Participant becomes a Former Participant by reason of his failure to satisfy the eligibility conditions of Section 3.1, but his employment with the Employer has not terminated, he again shall become an Active Participant on the date on which he again satisfies the eligibility conditions of Section 3.1.

15.2     Cessation of Distributions.

         Subject to Section 11.9, any distributions from the Trust Fund which have not been made to a Former Participant shall be cancelled as of the date he again becomes an Active Participant.


                                   ARTICLE 16

                            AMENDMENT AND TERMINATION

16.1     Amendment.

         The Company reserves the right to amend the Plan from time to time subject to the following limitations:

          (a)  No   amendment   shall   substantively   change  the  duties  and
               liabilities of the Committee unless the Committee consents to the amendment;

          (b) No amendment shall result in the return to the Employer of any part of the Trust or the income therefrom, or result in the distribution of the Trust to or for the benefit of anyone other than a Participant or Beneficiary;

          (c) No amendment shall reduce the amount or the nonforfeitable portion of a Participant's Plan Account balance as determined as of the later of the effective date or the adoption date of the amendment; and

          (d) No amendment shall eliminate an optional form of distribution with respect to a Participant's existing Plan Account balance as determined as of the later of the effective date or the adoption date of the amendment except as permitted under Code section 411(d)(6).

         If the Plan is amended such that Company Stock is not the main investment, then, the proceeds of a Share Purchase Loan will be used within a reasonable time after receipt by the Plan either to acquire Company Stock or to repay the loan or a prior Share Purchase Loan. Even if it ceases as an ESOP, any Company Stock acquired with the proceeds of a Share Purchase Loan will be subject to a put option if it is not publicly traded when distributed, or if subject to a trading limitation when distributed. The put option must be exercisable at least during a 15-month period which begins on the date the security subject to the put option is distributed by the Plan. The price at which the put option will be exercisable will be the value of the security as of the date of exercise or as of the most recent Valuation Date. If the transaction takes place between the Plan and a disqualified person, value will be determined as of the date of the transaction.

16.2     Termination.

         Although each Adopting Employer intends to maintain the Plan indefinitely, the Plan is entirely voluntary on the part of each Adopting Employer and the continuation of the Plan and the contributions hereunder should not be construed as a contractual obligation of any Adopting Employer. Accordingly, the Company reserves the right to terminate the Plan in its entirety and to suspend or discontinue (in whole or in part) all contributions to the Trust under the Plan, and each Adopting Employer reserves the right to withdraw from participation.

         The Plan shall terminate in its entirety on any date specified by the Company if advance written notice is given to the Committee, the Trustee, and each Adopting Employer.

16.3     Vesting on Termination.

         If the Plan terminates or if contributions made by the Employer are completely discontinued under the Plan, the Plan Account balance of all Active Participants and all Former Participants shall remain fully vested and nonforfeitable. If a partial termination (within the meaning of Code section 411(d)(3)) of the Plan occurs as to any group of

         Participants, the Plan Account balance of such Participants shall remain fully vested and nonforfeitable.

16.4     Termination Distributions.

         If the Plan terminates, the Committee shall direct a final accounting and distribution of all amounts then held in the Trust to the Participants or Beneficiaries. A distribution shall be made to each Participant or Beneficiary of the Plan Account balance payable to each such person in a single-sum payment. Such distribution shall be made as soon as practicable after the Company receives a favorable determination from the Internal Revenue Service as to the qualified status of the Plan under Code section 401(a) upon its termination, but not later than one (1) year after the Plan terminates.

                                   ARTICLE 17

                        MERGERS, TRANSFERS, AND ROLLOVERS

17.1     Plan Merger, Consolidation or Benefit Transfer.

         This Plan shall not merge or consolidate with any other qualified plan, nor shall assets or liabilities be transferred to any other qualified plan, unless each Participant would (if the other Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit that he would have received immediately before the merger, consolidation, or transfer (if this Plan then terminated).

         This Plan shall not merge or consolidate with any defined benefit pension plan.

17.2     Transfers Between Plans.

         A Participant who is eligible to receive a distribution from this Plan may direct the Trustee to transfer a specified amount equal to all or any portion of his distribution which would otherwise be includible in the Participant's taxable income to the trustee of another eligible retirement plan. For purposes of distributions made pursuant to Section 8.1, "eligible retirement plan" shall mean:

          (a) an individual retirement account described in Code Section 408(a), or

          (b) an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), or

          (c) a qualified trust described in Code Section 401(a) and exempt from tax under Code Section 501(a); provided, such trust is a defined contribution plan the terms of which permit the acceptance of rollover distributions, or

          (d)  an annuity plan described in Code Section 403(a).

         For purposes of distributions made to the surviving spouse of a Participant pursuant to Section 8.2, "eligible retirement plan" shall mean only items (i) and (ii) described above.

         The Participant shall provide such direction to the Trustee in writing on a form provided by the Committee and shall clearly specify on such form the eligible retirement plan to which such distribution shall be transferred. The Committee may rely on the information provided by the Participant and shall not be subject to penalties or liability due to such reliance. The Committee shall provide a written explanation of this distribution option to the Participant in accordance with rules prescribed by the Internal Revenue Service.

17.3     Rollover Contributions.

         The Trustee shall not accept any amounts distributed from any other qualified plan or conduit individual retirement account for any Participant.

                                   ARTICLE 18

                               PLAN ADMINISTRATION

18.1     Administrative Committee.

         The Plan shall be administered by a committee of at least two (2) members appointed by the Board for this purpose. Each member of such committee is a "named fiduciary" within the meaning of Section 402(e) of the ERISA with respect to the administration of the Plan.

18.2     Committee Powers.

         The Committee shall have such powers as are not specifically reserved to the Company, the Trustee or the Participants which are appropriate to administer the Plan, including, but not limited to, the following, all of which powers shall be exercised in the absolute discretion of the Committee:

          (a) To determine all questions arising under the Plan, including the power to determine the rights or eligibility of Employees or Participants and their Beneficiaries, and the amount of any benefits due such persons under the Plan;

          (b) To construe the terms of the Plan and to remedy ambiguities, inconsistencies or omissions;

          (c) To adopt such rules of procedure as it considers appropriate for the proper administration of the Plan and are consistent with the Plan;

          (d) To enforce the Plan provisions and the rules of procedure which it adopts;

          (e) To direct payments or distributions from the Trust Fund under the provisions of the Plan;

          (f) To furnish the Employer with such information relating to the Plan as may be required by it for tax or other purposes;

          (g) To employ agents, attorneys, accountants, actuaries or other persons, and to allocate or delegate to them such powers, rights and duties as it considers appropriate for the proper administration of the Plan;

          (h) To initiate such amendments to the Plan as may be in substance authorized by the Board of Directors of the Company;

          (i) To make equitable adjustments for any mistakes or errors made in the administration of the Plan;

          (j) To request an audit of the Trust Fund to be made at reasonable times (but at least annually) by a certified public accountant, subject to the approval of the Company.

         The Committee shall have such further powers and duties as may be elsewhere specified in the Plan or trust agreement between the Company and the Trustee, and shall have total discretion in the exercise of the powers granted hereunder.

18.3     Benefit Payments.

         The Committee shall determine the manner in which the funds of the Plan shall be disbursed in accordance with the Plan and provisions of the Trust Agreement, including the form of voucher or warrant to be used in making distributions and the qualifications of persons authorized to approve and sign the same and any other matters incident to the disbursements of such funds.

18.4     Committee Officers.

         The Committee shall appoint a Chairman from among its members, and shall select a Secretary who may be, but need not be, a member of the Committee.

18.5     Committee Actions.

         The Committee shall act by a majority of its members, subject to the following:

          (a) The Committee may delegate authority to a specific member(s) of the Committee to carry out such duties as the Committee may assign;

          (b) A member of the Committee may by writing delegate any or all his rights, powers, duties and discretions to any other member of the Committee, with the consent of the latter;

          (c) The Committee may retain counsel, employ agents, and provide for such clerical and accounting services as it may require to administer the Plan; and

          (d) When there is an even division of opinion among the members of the Committee as to a matter, the Board shall decide the matter.

         A majority of the members of the Committee at the time in once shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting, but not less than two, or in writing by all the members at the time in office, if they act without a meeting.

18.6     Committee Member Who Is Participant.

         If a member of the Committee is a Participant, he may not decide any matter relating to his participation or Plan Account or how his Plan Account or any portion thereof is to be paid to him that he would not have the right to decide were he not a member of the Committee, and he shall not receive any compensation for his services in the administration of the Plan.

18.7     Resignation or Removal.

         A member of the Committee may resign at any time by giving advance written notice to the Board and to the Secretary of the Committee. The Company may remove a member of the Committee with or without cause by giving advance written notice to such member and each other member of the Committee.

         A member of the Committee who is an Employee shall cease to be a member of the Committee as of the date his employment with the Employer terminates for any reason unless the Board acts to continue him as a member.

18.8     Information Required from Employer.

         The Employer shall furnish the Committee with such data and information as the Committee deems appropriate to administer the Plan. The records of the Employer as to an Employee's period(s) of employment and Compensation shall be conclusive on all persons unless determined by the Committee to be clearly incorrect.

18.9     Information Required from Employees.

         Each person entitled to benefits under the Plan must furnish the Committee from time to time in writing such person's post office address, each change of post office address, and such other data and information as the Committee deems appropriate to administer the Plan. Any communication, statement or notice addressed to any person at the last post office address filed with the Committee shall be binding upon such person for all purposes of the Plan.

18.10             Uniform Rules and Administration.

         The  Committee   shall   administer   the  Plan  on  a  reasonable  and
         nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.


                                   ARTICLE 19

                                CLAIMS PROCEDURE

19.1     Written Claim for Benefits.

         A Participant, Beneficiary or any other person who believes that he is entitled to, but has been improperly denied, a distribution or benefit under the Plan may file a claim for such distribution or benefit with the Committee. Such claim must be filed on such form and with such documentation as the Committee shall prescribe.

19.2     Initial Review of Claim.

         The Committee shall consider all properly filed claims for distribution or benefit and shall notify the claimant in writing within sixty (60) days of receipt of the claim as to whether the claim is allowed or denied. If the Committee denies a claim, the written notice informing the claimant of the denial shall include the following:

          (a)  The specific reason(s) for the denial of the claim;

          (b)  The pertinent Plan provision(s) on which the denial is based;

          (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (d) An explanation of the claim review procedure available to the claimant.

         The Committee may deny a claim in whole or in part and shall notify the claimant of the extent of the denial.

19.3     Claim Review Procedure.

         A claimant who receives notice that his claim for distribution or benefit is denied in whole or in part may, within sixty (60) days after the receipt of the notice, apply to the Committee for a review of the decision. Such application must be made on a form provided by the Committee for this purpose.

         A claimant who files a claim for review with the Committee shall have the following rights:

          (a) Upon reasonable notice to the Committee, the claimant may examine documents in the possession of the Committee that are pertinent to the decision under review; and

          (b) The claimant may submit written comments and issues to the Committee relating to the decision under review.

         The Committee shall notify the claimant in writing within sixty (60) days of the later of the receipt of the application for review or the receipt of written comments and issues from the claimant as to whether the claim is allowed or denied. If the application is denied, the written notice informing the claimant of the denial shall include the information specified in Section 19.2.

19.4     Review Decisions Final.

         A decision by the Committee on an application for review shall be final and binding on all parties.

                                   ARTICLE 20

                               GENERAL PROVISIONS

20.1     Prohibited Inurement.

         The principal or income of the Trust Fund shall not be paid or revert to the Employer or be used for any purpose other than the exclusive benefit of the Participants and Beneficiaries and the payment of the reasonable and necessary expenses of the Trust Fund.

         This Section shall not prohibit the return, upon demand of the Employer, of a contribution made by the Employer to the Trust Fund if:

          (a) The contribution is made as a result of a mistake of fact and the return is within one year of the payment of the contribution; or

          (b)  The  deduction  for the  contribution  is  disallowed  under Code section 404 and the return (to the extent that a deduction is disallowed) is within one year of the disallowance; or

          (c) The Plan receives an adverse determination with respect to its initial qualification and the return is within one year after such determination.

         Any contribution returned to the Employer under this Section shall be reduced by any portion of such contribution that previously was distributed and by any losses of the Trust Fund allocable to such contribution.

         In  no  event   shall  the  return  of  any   contribution   cause  any
         Participant's Plan Account balance to be less than the amount of such balance had the contribution not been made.

20.2     Special Valuation Dates.

         The Committee may designate a special valuation date to avoid prejudice either to Active Participants or to a Former Participant whose employment with the Employer has terminated. Such special Valuation Date shall be treated as a regular Valuation Date only for purposes of
         Section 6.6.

20.3     No Employment Rights.

         The Plan is not a contract of employment, and participation in the Plan shall not confer upon any Employee the right to be retained in the employ of the Employer.

20.4     Interests Not Transferable.

         Subject to Code section 401(a)(13)(B), and except as may be required by application of the withholding provisions of the Code or of any state's tax laws, no benefit or interest under the Plan shall be subject to assignment or alienation, either voluntary or involuntary.

20.5     Absence of Guarantee.

         Benefits under the Plan shall be paid only out of the Trust Fund and the Employer has no legal obligation or liability to make any direct payment of benefits due under the Plan. Neither the Committee nor the Employer in any way guarantees the Trust Fund from loss or depreciation, nor in any way guarantees any payment to any person except as may be required under law.

20.6     Actions by Employer.

         Any action taken by any corporation that makes up the Employer with respect to the Plan shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors to take such action.

20.7     Expenses.

         All costs of Plan administration shall be paid either by the Company or by the Trustee out of Trust Fund assets and if paid from Trust Fund assets, shall be allocated among all Plan Accounts in an equitable manner determined by the Committee.

20.8     Facility of Payment.

         If any person entitled to receive any benefit payment under the Plan is, in the sole judgment of the Committee, under a legal disability or is incapacitated in such a way as to be unable to handle his financial affairs, the Committee may cause all payments due to such person to be made for the benefit of such person to any other person designated by the Committee. Any such payment shall operate as a complete discharge to the Employer, the Committee, and the Trustee.

20.9     Missing Participants.

         The Committee need not search for or locate any Participant or Beneficiary. If the Committee notifies a Participant or Beneficiary that he is entitled to a benefit, and such person fails to file a claim for benefit or otherwise make his whereabouts known to the Committee within a reasonable period of time after the notification, the payment to which he is entitled shall be disposed of in an equitable manner as permitted by law. Notification by the Committee mailed to the last post office address filed with the Committee shall be sufficient notice of benefit entitlement for this purpose.

20.10             Applicable Law.

         The Plan shall be governed by the internal laws of the state of Massachusetts the extent that federal law does not preempt such laws.

         IN  WITNESS  WHEREOF,   FALMOUTH  CO-OPERATIVE  BANK  has  caused  this
instrument to be executed by its duly authorized officer, this 27th day of March, 1996.

                                  FALMOUTH CO-OPERATIVE BANK


                                  By /s/ Santo P. Pasqualucci
                                     ------------------------
                                     Its President

                                   APPENDIX A

                             SERVICE CREDITING RULES

A.1      Introduction.

         This Appendix applies to determine the Hours of Service of an Employee for purposes of the Plan.

         To the extent that this Appendix does not contain all rules in section 2530.200b-2 of the Code of Federal Regulations that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

A.2.     Hours of Service.

         An Employee shall be credited with an Hour of Service for each of the following:

          (a) Each hour for which he is paid, or entitled to a payment, by the Employer for a period during which he performs services for the Employer;

          (b) Each hour for which he is paid, or entitled to a payment, by the Employer for a period during which he does not perform services for the Employer (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence; and

          (c) Each hour for which he is awarded back pay or for which the Employer agrees to back pay (irrespective of the mitigation of damages) unless an hour has been credited for the same period under (a) or (b) above.

         Hours credited under (c) shall be credited for the period to which the award or agreement pertains rather than the period in which the award, agreement or payment is made.

A.3.     Special Rule for Periods When No Services Rendered.

         In crediting hours to an Employee for a period during which he does not perform services for the Employer, no credit shall be given for the following:

          (a) Hours in excess of 501 on account of any single continuous period during which the Employee does not perform services for the Employer;

          (b) Hours for which the Employee is paid, directly or indirectly, if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance law; and

          (c) For a payment which is solely to reimburse the Employee for medical or medically related expenses.

         An hour shall not be credited for accrued but unused vacation time, if any, for which the Employee is paid upon his termination of employment.

A.4.     Special Rule for Maternity/Paternity Absences.

         Solely to determine whether an Employee has a One-Year Break-in-Service, if he is absent from service by reason of a "maternity or paternity absence," he shall be credited with an Hour of Service for each hour he would have worked but for the absence (or for eight (8) hours for each day of the absence if the number of hours he normally worked cannot be determined); provided that no more than 501 Hours of Service shall be credited under this Section.

         Hours of Service credited under this Section shall be credited to the following periods:

         (a) Hours of Service shall be credited to the year in which the Employee's maternity or paternity absence begins if the credit would prevent him from incurring a One-Year Break-in-Service for such year.

         (b) Hours of Service shall be credited to the year following the year in which the Employee's maternity or paternity absence begins in all cases not described in (a).

         For purposes of this Section, a "maternity or paternity absence" is an absence caused by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child, or an absence for purposes of caring for such child for a period immediately following such birth or placement.

                                   APPENDIX B

                              TOP-HEAVY PROVISIONS


B.1.     Introduction.

         This Appendix applies to determine whether the Plan is a Top-Heavy Plan for a Plan Year.

         To the extent  that this  Appendix  does not  contain all rules in Code section 416 (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

B.2.     Top-Heavy Plan.

         For purposes of Sections 6.4 and 9.4 and this Appendix, the Plan is Top-Heavy for a Plan Year if, as of the determination date, the adjusted accrued benefit of key-employees under all qualified plans within the aggregation group is more than sixty percent (60%) of the adjusted accrued benefit of all non-key employees under all qualified plans within the aggregation group.

B.3.     Key-Employees; Non-Key Employees.

         A "key-employee" is any Employee who at any time during the Plan Year or any of the four (4) preceding Plan Years was:

         (a) An officer of any corporation that makes up the Employer with 415 Compensation of more than $45,000 (or such amount as equals fifty percent (50%) of the amount in effect under Code section 415(b)(1)(A) for such Plan Year); provided that, no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of all Employees) shall be treated as officers;

         (b) One of the ten (10) Employees with 415 Compensation of more than $90,000 (or such amount in effect under Code section 415(c)(1)(A) for the Plan Year) who owns the largest interest in the Employer; provided that, an Employee who owns not more than a one-half percent (1/2%) interest in value shall not be counted, and if two (2) Employees have the same interest, the Employee with the greater 415 Compensation for the Plan Year shall be treated as owning a larger interest;

         (c) A five percent (5%) owner of any corporation that makes up the Employer; and

         (d) A one percent (1%) owner of any corporation that makes up the Employer with 415 Compensation for the Plan Year of more than $150,000.

         A "non-key employee" is any Employee who is not a key-employee.

         For purposes of this Appendix, 415 Compensation means compensation as defined in Code section 415(c)(3).

B.4.     Determination Date.

         The "determination date" is the last day of the immediately preceding Plan Year, or for the first Plan Year, the last day of such Plan Year.

B.5.     Adjusted Accrued Benefit.

         The "adjusted accrued benefit" of an Employee is the sum of the Employee's adjusted account balance under this Plan plus his adjusted accrued benefit under any other qualified plan within the aggregation group in which the Employee participates or has participated.

         An Employee's "adjusted account balance" under this Plan is his Account balance as of the determination date, adjusted as follows:

         (a) The Employee's Account is increased by the total amount of all distributions made from the Account during the five (5) year period ending on the determination date;

         (b) The Employee's Account is disregarded if he has not performed services for the Employer at any time during the five (5) year period ending on the determination date;

         (c) The Employee's Account is disregarded if he was a key-employee for a prior Plan Year but is not a key-employee for the current Plan Year;

         (d) The Employee's Account does not include the amount of any contribution actually paid to the Trust after the determination date (except with respect to the first Plan
                  Year); and

         (e) The Employee's Account is increased or decreased by the amount of any rollover or transfer in which the Plan is the recipient or distributor as provided in Code section 416(g)(4)(A).

         An Employee's adjusted accrued benefit under each other qualified plan within the aggregation group shall be determined under such plan and Code section 416.

B.6.     Aggregation Group.

         The "aggregation group" includes the following qualified plans:

          (a) Each qualified plan of the Employer in which a key-employee participated in the Plan Year containing the determination date or any of the four (4) preceding Plan Years;

          (b) Each qualified plan of the Employer which enabled a plan described in (a) to satisfy the requirements of Code section 401(a)(4) or 410; and

          (c) At the election of the Employer, any qualified plan of the Employer that is not described in (a) or (b) but that satisfies the requirements of Code sections 401(a)(4) or 410 when considered together with such plans.

         The plans described in (a) and (b) together constitute the "required aggregation group." The plans described in (a), (b) and (c) together constitute the "permissive aggregation group."

B.7.     Adjustment to Benefit Limitations.

         If the Plan is Top-Heavy for a Plan Year and, as of the determination date, the adjusted accrued benefit of key-employees under all qualified plans within the aggregation group is more than ninety percent (90%) of the adjusted accrued benefit of all non-key-employees under all qualified plans within the aggregation group then a factor of 1.0 shall be used in the denominator of the defined benefit fraction and defined contribution fraction used to determine the combined plan limit under Code section 415 instead of a factor of 1.25.

                                   APPENDIX C

                    IDENTIFYING HIGHLY COMPENSATED EMPLOYEES

C.1.     Introduction.

         This Appendix applies to determine the identity of Highly Compensated Employees for a Plan Year.

         To the extent  that this  Appendix  does not  contain all rules in Code section 414(q) (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

C.2.     Highly Compensated Employee.

         An Employee is a "Highly Compensated Employee" for a Plan Year if he performs services for the Employer during the Plan Year and any of the following conditions is satisfied:

          (a) The Employee is a 5-percent owner of any corporation that makes up the Employer at any time during the prior Plan Year or current Plan Year;

          (b) The Employee received 415 Compensation of more than $50,000 (or such greater amount in effect under Code section 414(q)(1)(C) for the prior Plan Year and was a member of the group consisting of the top 20-percent of the Employees when ranked by 415 Compensation;

          (c) The Employee received 415 Compensation of more than $75,000 (or such greater amount in effect under Code section 414(q)(1)(B)) for the prior Plan Year;

          (d) The Employee received 415 Compensation of more than $45,000 (or such greater amount as equals 50-percent of the amount in effect under Code section 415(b)(l)(A)) for the prior Plan Year and was an officer of the Employer at any time during such year.

         An Employee also is a Highly Compensated Employee for the current Plan Year if he is one of the top 100 Employees when ranked by Compensation received for the current Plan Year and is described in (b), (c) or (d) when such paragraphs are applied based on the current Plan Year (determined based on the applicable dollar limitations above that are in effect for the current Plan Year).

C.3.     Employee Percentages.

         To determine the number of Employees for purposes of C.2(b) and C.5(a), all Employees who perform services for the Employer during a Plan Year shall be counted as Employees except the following:

          (a) An Employee who has not completed six (6) months of service by the end of the Plan Year (including service completed in the immediately preceding Plan Year);

          (b) An Employee who normally works less than seventeen and one-half (17-1/2) hours per week;

          (c) An Employee who normally works less than six (6) months during any Plan Year;

          (d) An Employee who has not attained age twenty-one (21) by the end of the Plan Year.

         The Employer can modify the exclusions under (a), (b), (c) or (d) above by substituting any shorter period of service or lower age than that specified; provided that such modification must be made on a uniform and consistent basis for all employee benefit plans maintained by the Employer.

C.4.     Special Rules for Officers.

         To determine whether an Employee is a Highly Compensated Employee by reason of his position as an officer of a corporation that makes up the Employer, the following rules apply:

         (a) No more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of all Employees) shall be treated as officers; and

         (b) If for any year no officer is described in C.2(d) above, then the highest paid officer shall be treated as a Highly Compensated Employee.

         If the number of Employees who are treated as officers is limited under
         (a) above, then the officers with the greatest 415 Compensation for the year shall be treated as Highly Compensated Employees.

C.5      Tie-Breaking Elections.

         To determine the identity of Highly Compensated Employees, the Employer shall adopt rounding and tie-breaking rules that are reasonable, nondiscriminatory, and uniformly and consistently applied.

                                       C-2